Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	R. Jordan Gates Bradley S. Powell
President and Chief Operating Officer        Senior Vice President and Chief Financial Officer
(206) 674-3427     (206) 674-3412

FOR IMMEDIATE RELEASE
EXPEDITORS REPORTS FOURTH QUARTER 2014 EPS OF $0.51 PER SHARE 1

SEATTLE, WASHINGTON - February 24, 2015, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced net earnings attributable to shareholders of $99,381,000 for the fourth quarter of 2014, as compared with $83,496,000 for the same quarter of 2013, an increase of 19%. Net revenues2 for the fourth quarter of 2014 increased 9% to $518,871,000 as compared with $478,072,000 reported for the fourth quarter of 2013. Total revenues and operating income were $1,768,830,000 and $157,871,000 in 2014, as compared with $1,625,859,000 and $133,663,000 for the same quarter of 2013, increases of 9% and 18%, respectively. Diluted net earnings attributable to shareholders per share for the fourth quarter were $0.51, as compared with $0.41 for the same quarter in 2013, an increase of 24%.

For the year ended December 31, 2014, net earnings attributable to shareholders was $376,888,000, as compared with $348,526,000 in 2013, an increase of 8%. Net revenues for the year increased to $1,981,427,000 from $1,882,853,000 for 2013, up 5%. Total revenues and operating income for the year were $6,564,721,000 and $594,648,000 in 2014, as compared with $6,080,257,000 and $552,073,000 for the same period in 2013, both increases of 8%. Diluted net earnings attributable to shareholders per share for the year ended December 31, 2014 were $1.92, as compared with $1.68 for the same period of 2013, an increase of 14%.

“During the 2014 fourth quarter we saw strong year-over-year increases in both air and ocean freight volumes. Despite the 10 basis point reduction in overall net revenue margin, airfreight and ocean freight net revenues both managed double digit increases, up 10% and 11%, respectively, as overall net revenue increased 9%. We think this is significant,” said Bradley S. Powell, Senior Vice President and Chief Financial Officer. “The percentage growth in fourth quarter operating income was substantially in double digits, even when one-time charges in the 2013 fourth quarter are normalized. Operating income as a percentage of net revenue during the 2014 fourth quarter was just above our target of 30%, something we also view as significant. Net earnings per share for the fourth quarter saw a 24% increase, to $.51 per share and was significantly influenced by the $551 million in capital we returned to shareholders in the form of stock buybacks during 2014.” Powell continued.
“These fourth quarter results are a great affirmation of our efforts to date. We’ve worked steadily to improve our performance throughout 2014, being able to see the effects of our focus and concentration reflected this quarter in double digit operating income growth, as well as double digit growth in both air and ocean freight net revenue has provided us with some important positive reinforcement at a very opportune time. This is particularly true in light of a global economy that still struggles to gain traction,” said Jeffrey S. Musser, President and Chief Executive Officer. “We continue to be grateful for the dedication of our people, whose efforts, day in and day out, are what made these results happen. We would be particularly remiss not to acknowledge the long hours and extraordinary efforts by our ocean team to assist our customers in working through a most difficult and challenging ocean freight environment caused by the US West Coast labor situation,” Musser went on to say. “While this year has been one of change at Expeditors, the impact of greater synergies among the various parts of our internal and external network is becoming increasingly more visible. As we work to embrace new strategies and adapt to new organizational structures, we are already seeing the benefits of more global consistency and greater accountability, all which are necessary for us to achieve our strategic goals. While we still have much to do in fully implementing our strategic assessment, we feel good about moving into 2015 with the momentum created in the last several quarters," Musser concluded.
Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 186 full-service offices and numerous satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, domestic time-definite transportation services, purchase order management, warehousing and distribution and customized logistics solutions.
Expeditors International of Washington, Inc.
4th Quarter 2014 Earnings Release, February 24, 2015

Financial Highlights for the Three months and Years ended December 31, 2014 and 2013 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended December 31,			Years ended December 31,
	2014	2013	% Increase	2014	2013	% Increase
Revenues	$1,768,830	$1,625,859	9%	$6,564,721	$6,080,257	8%
Net revenues	$518,871	$478,072	9%	$1,981,427	$1,882,853	5%
Operating income[3]	$157,871	$133,663	18%	$594,648	$552,073	8%
Net earnings attributable to shareholders	$99,381	$83,496	19%	$376,888	$348,526	8%
Diluted earnings attributable to shareholders	$0.51	$0.41	24%	$1.92	$1.68	14%
Basic earnings attributable to shareholders	$0.52	$0.41	27%	$1.92	$1.69	14%
Diluted weighted average shares outstanding	193,307,389	205,526,229		196,768,067	206,895,473
Basic weighted average shares outstanding	192,708,729	204,558,152		196,146,676	205,994,656
_______________________
3In the fourth quarter of 2013 the Company recorded $8 million of additional Salary and related costs related to the retirement bonus of Peter J. Rose, the Company’s Chairman and Chief Executive Officer, whose retirement was announced on October 7, 2013.

	Employee headcount as of December 31,
	2014	2013
North America	5,279	4,860
Asia Pacific	3,824	3,891
Europe	2,472	2,291
Middle East, Africa and India	1,344	1,316
Latin America	748	685
Information Systems	702	648
Corporate	290	277
Total	14,659	13,968

	Year-over-year percentage increase in:
	Airfreight kilos	Ocean freight FEU
2014
October	9%	11%
November	7%	10%
December	19%	6%
Quarter	11%	9%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on February 27, 2015 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about March 13, 2015.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	December 31, 2014	December 31, 2013
Assets
Current Assets:
Cash and cash equivalents	$927,107	$1,247,652
Short-term investments	40,336	26,337
Accounts receivable, net	1,236,042	1,073,500
Deferred Federal and state income taxes	20,279	18,396
Other current assets	65,486	49,384
Total current assets	2,289,250	2,415,269
Property and equipment, net	538,415	563,064
Goodwill	7,927	7,927
Other assets, net	55,313	28,552
	$2,890,905	$3,014,812
Liabilities and Equity
Current Liabilities:
Accounts payable	$770,238	$648,156
Accrued expenses, primarily salaries and related costs	192,468	200,301
Federal, state and foreign income taxes	21,077	21,743
Total current liabilities	983,783	870,200
Deferred Federal and state income taxes	35,514	58,281
Commitments and contingencies
Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share; issued and outstanding 191,655,690 shares at December 31, 2014 and 202,553,220 shares at December 31, 2013	1,916	2,025
Additional paid-in capital	1,113	1,647
Retained earnings	1,903,196	2,087,376
Accumulated other comprehensive loss	(37,817)	(6,265)
Total shareholders’ equity	1,868,408	2,084,783
Noncontrolling interest	3,200	1,548
Total equity	1,871,608	2,086,331
	$2,890,905	$3,014,812

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013
Revenues:
Airfreight services	$780,011	$742,371	$2,780,840	$2,633,830
Ocean freight and ocean services	568,249	495,552	2,174,394	1,958,231
Customs brokerage and other services	420,570	387,936	1,609,487	1,488,196
Total revenues	1,768,830	1,625,859	6,564,721	6,080,257
Operating Expenses:
Airfreight services	600,713	579,740	2,103,777	1,994,374
Ocean freight and ocean services	446,244	386,041	1,712,795	1,521,340
Customs brokerage and other services	203,002	182,006	766,722	681,690
Salaries and related costs	276,072	267,002	1,065,329	1,032,601
Rent and occupancy costs	25,851	24,990	102,810	98,437
Depreciation and amortization	11,752	12,490	49,292	48,071
Selling and promotion	11,421	9,352	38,125	33,243
Other	35,904	30,575	131,223	118,428
Total operating expenses	1,610,959	1,492,196	5,970,073	5,528,184
Operating income	157,871	133,663	594,648	552,073

Interest income	2,519	2,530	10,773	11,810
Other, net	223	1,645	5,468	8,713
Other income, net	2,742	4,175	16,241	20,523
Earnings before income taxes	160,613	137,838	610,889	572,596
Income tax expense	59,873	53,829	231,429	222,585
Net earnings	100,740	84,009	379,460	350,011
Less net earnings attributable to the noncontrolling interest	1,359	513	2,572	1,485
Net earnings attributable to shareholders	$99,381	$83,496	$376,888	$348,526
Diluted earnings attributable to shareholders per share	$0.51	$0.41	$1.92	$1.68
Basic earnings attributable to shareholders per share	$0.52	$0.41	$1.92	$1.69
Dividends declared and paid per common share	$0.32	$0.30	$0.64	$0.60
Weighted average diluted shares outstanding	193,307,389	205,526,229	196,768,067	206,895,473
Weighted average basic shares outstanding	192,708,729	204,558,152	196,146,676	205,994,656

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2014	2013	2014	2013
Operating Activities:
Net earnings	$100,740	$84,009	$379,460	$350,011
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses (recoveries) on accounts receivable	818	(421)	763	2,116
Deferred income tax benefit	(14,576)	(730)	(6,576)	(20,975)
Excess tax benefits from stock plans	(84)	(656)	(1,115)	(2,339)
Stock compensation expense	10,313	10,753	42,533	43,813
Depreciation and amortization	11,752	12,490	49,292	48,071
Other	(5)	208	340	844
Changes in operating assets and liabilities:
Increase in accounts receivable	(75,513)	(50,093)	(206,887)	(64,575)
Increase in accounts payable and accrued expenses	39,388	9,335	153,424	44,150
Increase (decrease) in income taxes payable, net	14,117	(6,205)	(12,998)	8,435
Decrease (increase) in other current assets	2,582	3,263	(3,270)	(2,015)
Net cash from operating activities	89,532	61,953	394,966	407,536
Investing Activities:
(Increase) decrease in short-term investments, net	(20)	73,489	(14,000)	(26,201)
Purchase of property and equipment	(10,822)	(10,720)	(37,472)	(53,411)
Escrow deposit on land acquisition	—	—	(27,101)	—
Other, net	(842)	1,680	(338)	2,806
Net cash from investing activities	(11,684)	64,449	(78,911)	(76,806)
Financing Activities:
Proceeds from issuance of common stock	10,800	7,660	69,269	59,752
Repurchases of common stock	(75,621)	(136,730)	(550,781)	(261,936)
Excess tax benefits from stock plans	84	656	1,115	2,339
Dividends paid	(61,827)	(61,393)	(124,634)	(123,292)
Purchase of noncontrolling interest	—	—	—	(7,730)
Distribution to noncontrolling interest	(418)	—	(503)	(1,161)
Net cash from financing activities	(126,982)	(189,807)	(605,534)	(332,028)
Effect of exchange rate changes on cash and cash equivalents	(14,239)	727	(31,066)	(11,892)
Decrease in cash and cash equivalents	(63,373)	(62,678)	(320,545)	(13,190)
Cash and cash equivalents at beginning of period	990,480	1,310,330	1,247,652	1,260,842
Cash and cash equivalents at end of period	$927,107	$1,247,652	$927,107	$1,247,652
Taxes paid:
Income taxes	$59,081	$61,169	$254,439	$235,368

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC[4]	EUROPE[4]	MIDDLE EAST, AFRICA and INDIA[4]	ELIMI- NATIONS	CONSOLI- DATED
Three months ended December 31, 2014:
Revenues from unaffiliated customers	$438,744	56,599	23,464	902,310	267,923	79,790	—	1,768,830
Transfers between geographic areas	29,762	3,062	4,669	12,357	10,610	5,016	(65,476)	—
Total revenues	$468,506	59,661	28,133	914,667	278,533	84,806	(65,476)	1,768,830
Net revenues	$215,603	29,614	16,219	152,415	79,012	26,008	—	518,871
Operating income	$40,516	13,320	5,430	69,193	20,586	8,826	—	157,871
Identifiable assets	$1,408,598	111,324	53,815	655,148	447,349	208,684	5,987	2,890,905
Capital expenditures	$6,964	392	733	1,161	1,130	442	—	10,822
Depreciation and amortization	$7,453	291	246	2,023	1,314	425	—	11,752
Equity	$1,165,488	54,338	34,386	361,529	169,117	121,520	(34,770)	1,871,608
Three months ended December 31, 2013:
Revenues from unaffiliated customers	$394,835	54,651	22,629	838,881	236,302	78,561	—	1,625,859
Transfers between geographic areas	24,262	3,067	5,578	12,353	10,430	4,119	(59,809)	—
Total revenues	$419,097	57,718	28,207	851,234	246,732	82,680	(59,809)	1,625,859
Net revenues	$197,560	27,388	15,918	138,453	74,203	24,550	—	478,072
Operating income	$34,509	12,201	1,727	59,009	17,791	8,426	—	133,663
Identifiable assets	$1,582,557	104,735	58,027	668,032	414,710	180,646	6,105	3,014,812
Capital expenditures	$6,503	336	459	2,400	775	247	—	10,720
Depreciation and amortization	$7,928	267	221	2,096	1,538	440	—	12,490
Equity	$1,330,262	72,772	29,590	406,728	178,729	102,628	(34,378)	2,086,331

Twelve months ended December 31, 2014:
Revenues from unaffiliated customers	$1,694,819	218,735	89,058	3,233,539	1,012,389	316,181	—	6,564,721
Transfers between geographic areas	97,028	10,891	20,634	49,599	39,541	19,654	(237,347)	—
Total revenues	$1,791,847	229,626	109,692	3,283,138	1,051,930	335,835	(237,347)	6,564,721
Net revenues	$823,111	108,631	65,016	570,793	313,325	100,551	—	1,981,427
Operating income	$221,166	36,475	19,855	230,092	62,101	24,959	—	594,648
Identifiable assets	$1,408,598	111,324	53,815	655,148	447,349	208,684	5,987	2,890,905
Capital expenditures	$19,610	1,439	1,574	9,073	4,246	1,530	—	37,472
Depreciation and amortization	$31,553	1,170	911	8,233	5,690	1,735	—	49,292
Equity	$1,165,488	54,338	34,386	361,529	169,117	121,520	(34,770)	1,871,608
Twelve months ended December 31, 2013:
Revenues from unaffiliated customers	$1,561,468	215,968	86,050	3,046,039	876,967	293,765	—	6,080,257
Transfers between geographic areas	89,570	11,038	21,711	46,578	38,728	16,698	(224,323)	—
Total revenues	$1,651,038	227,006	107,761	3,092,617	915,695	310,463	(224,323)	6,080,257
Net revenues	$770,519	102,864	61,478	560,900	288,407	98,685	—	1,882,853
Operating income	$195,799	35,224	15,734	223,980	53,294	28,042	—	552,073
Identifiable assets	$1,582,557	104,735	58,027	668,032	414,710	180,646	6,105	3,014,812
Capital expenditures	$28,699	1,870	1,010	17,231	3,313	1,288	—	53,411
Depreciation and amortization	$29,569	882	901	8,381	6,569	1,769	—	48,071
Equity	$1,330,262	72,772	29,590	406,728	178,729	102,628	(34,378)	2,086,331
[4]Effective in the fourth quarter of 2014, management made changes to the reporting structure of the geographic operating segments. Africa is now reported as Middle East, Africa and India ("MAIR") and certain countries have shifted between designated geographic areas. Amounts for 2013 have been recast to conform to the 2014 presentation.

________________________
1 Diluted earnings attributable to shareholders per share.
2 Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operations expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator include the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Twelve months ended
	December 31,		December 31,
(in thousands)	2014	2013	2014	2013
Total revenues	$1,768,830	$1,625,859	$6,564,721	$6,080,257
Expenses:
Airfreight services	600,713	579,740	2,103,777	1,994,374
Ocean freight and ocean services	446,244	386,041	1,712,795	1,521,340
Customs brokerage and other services	203,002	182,006	766,722	681,690
Net revenues	$518,871	$478,072	$1,981,427	$1,882,853

February 24, 2015	Expeditors International of Washington, Inc.	Page 7 of 7